SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                Date of Report:

                                  September 15, 2003



                            Avatech Solutions, Inc.
      -------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



               001-31265                             84-1035353
  ------------------------------------- -------------------------------------
         (Commission File Number)         (IRS Employer Identification No.)



       11400 Cronridge Drive, Suite A, Owings Mills, Maryland    21117
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              (Address of Principal Executive Offices)         (Zip Code)


                                 (410) 581-8080
                     -------------------------------------
                        (Registrant's telephone number)

Item 5. Other Events.
        -----------------------------

     Reference is made to the press release issued by the Registrant on September 15, 2003, the text of which is attached hereto as Exhibit 99.1, for a description of the event reported pursuant to this 8-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        -----------------------------

     (c)  Exhibits:  The  following  exhibits  are filed as part of this Current
Report:

          99.1 Press Release dated September 15, 2003.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 16, 2003                   Avatech Solutions, Inc.



                                            By: /s/ Beth O. MacLaughlin
                                               ---------------------------------
                                               Beth O. MacLaughlin
                                               Chief Financial Officer and
                                               Principal Accounting Officer

                                                                    Exhibit 99.1


                                                 Contact:  Melody Craigmyle
                                                 Tel:  (410) 581-8080
                                                 MCraigmyle@avatechsolutions.com



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11400-A Cronridge Dr. Owings Mills, MD 21117
FOR IMMEDIATE RELEASE
--------------------------------------------------------------------------------


               Avatech Solutions Declares 2-for-1 Stock Dividend

Owings Mills, MD (September 15, 2003) --- Avatech Solutions, Inc. (OTCBB:AVSO.OB) today announced that its Board of Directors has declared a two for one stock dividend on the Company's common stock. Two additional shares of common stock will be issued on October 1, 2003 for each share owned of record on September 15, 2003.

"We are pleased to reward our loyal shareholders as the company's prospects continue to improve," said Donald R. "Scotty" Walsh, chief executive officer of Avatech. "It is also expected that the move should provide additional liquidity to better accommodate prospective investors as Avatech grows."

The stock dividend will increase the total number of shares of common stock outstanding from 2,968,238 to approximately 8,904714. The company has 22,500,000 shares authorized. Trading will begin on a dividend-adjusted basis on Thursday, October 2, 2003.

About  Avatech  Solutions

Avatech Solutions, Inc. (OTCBB: AVSO.OB) is a leading provider of design automation and PLM solutions for the manufacturing, building design, civil engineering and GIS markets. Headquartered in Owings Mills, Maryland, the company specializes in software development, technical support, training and consulting aimed at improving design and documentation efficiencies and the seamless integration of workflow processes. Avatech is one the largest integrators of Autodesk software worldwide and a leading provider of engineering document management solutions. The company serves 18,000 clients worldwide including the industry leaders from Fortune 500 and Engineering News Record's Top 100 companies. Visit http://www.avatechsolutions.com for more information.

This press release contains forward-looking statements about the expectations, beliefs, plans, intentions and strategies of Avatech Solutions, Inc. There are a number of important factors that could cause actual results to differ materially from those anticipated by any forward-looking information. A description of risks and uncertainties attendant to Avatech and its industry, and other factors that could affect Avatech's financial results, are included in Avatech's

Page 2 - Avatech Solutions Declares 2-for-1 Stock Dividend

Securities and Exchange Commission filings, including, but not limited to, the annual report on Form 10-KSB for the year ended December 31, 2001 of PlanetCAD, Inc. (now Avatech Solutions, Inc.), quarterly reports on Form 10-QSB for the quarters ended March 31 and September 30, 2002, the Proxy Statement/Prospectus included in PlanetCAD's registration statement on Form S-4 relating to the PlanetCAD-Avatech merger, the current report on Form 8-K filed with the Securities and Exchange Commission on January 30, 2003 and the quarterly report on Form 10-QSB for the quarter ended March 31, 2003. Investors and shareholders may obtain a free copy of the documents filed by Avatech Solutions, Inc. with the Commission at the Commission's web site at www.sec.gov. The documents also may be obtained for free by directing a request to Melody Craigmyle, Director of
Corporate        Communications       at       410-581-8080       or       email
MCraigmyle@avatechsolutions.com.